UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 5, 2019

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1, 3, 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Qumu Corporation (the “Company”) hereby furnishes as Exhibit 99.1 a press release issued on March 5, 2019 disclosing material non-public information regarding its results of operations for the quarter ended December 31, 2018 and hereby furnishes as Exhibit 99.2 statements of Vern Hanzlik, its President and Chief Executive Officer, and David Ristow, its Chief Financial Officer, made on March 6, 2019 at a telephone conference relating to the quarter ended December 31, 2018 results.
ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 20, 2018, the Company’s Compensation Committee adopted the Company’s short-term incentive program for 2018 (the “2018 Incentive Plan”) and set the cash incentive pay opportunities under the 2018 Incentive Plan for the Company’s eligible employees, including the Company’s executive officers: Vern Hanzlik, President and Chief Executive Officer, and David G. Ristow, Chief Financial Officer.

Effective March 5, 2019, the Compensation Committee determined that $525,000 was the pool available under the 2018 Incentive Plan for payment of cash incentive pay to all eligible employees, including the executive officers. After applying the proration for base salary and target bonus percentages applicable to the 2018 Incentive Plan, Messrs. Hanzlik and Ristow earned $78,555 and $43,052, respectively, under the 2018 Incentive Plan. The Committee also determined that Mr. Hanzlik’s bonus would be paid in shares of the Company’s common stock under the Company’s Second Amended and Restated 2007 Stock Incentive Plan (the “2007 Plan”) with the number of shares to be issued to Mr. Hanzlik on March 5, 2019 equal to the bonus amount divided by the fair market value (as defined under the 2007 Plan) on the date that is two full trading days after Qumu has issued its earnings release for the year ended December 31, 2018.

Additionally, the Compensation Committee made determinations effective March 5, 2019 in respect of the performance stock units approved by the Compensation Committee on March 23, 2018. The Compensation Committee determined that the percentage achievement of the performance goals for the 2018 performance period was 100% resulting in the vesting of two-thirds of each outstanding performance stock unit award. Accordingly, of the 50,000 performance stock units issued to Mr. Hanzlik and of the 30,274 performance stock units issued to Mr. Ristow, the Company issued 33,333 shares and 20,182 shares, respectively, in settlement of their performance stock units on March 5, 2019. As provided in and subject to the terms of the award agreements, the shares issued will be restricted from transfer for a period of 364 days following issuance and are subject to forfeiture for termination of employment.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on March 5, 2019.

99.2	Statements of Vern Hanzlik, President and Chief Executive Officer, and David Ristow, Chief Financial Officer, at a telephone conference held on March 6, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: March 6, 2019